Trading Symbol: XEY

Listed on NASDAQ Stock Market LLC

Date: October 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund online at https://graniteshares.com. You can also get this information at no cost by calling (844) 476 8747 or by sending an email request to info@graniteshares.com. The Fund’s prospectus and statement of additional information, both dated October 28, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

GraniteShares YIELDBOOST Ether ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on ether (the “Underlying Asset”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Asset (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	13.91%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	14.93%
Fee Waiver/Reimbursements (3)	-13.75%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,920	$5,192	$9,167

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Asset. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Asset’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Asset. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Asset.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Asset. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

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The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF.

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	he Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Asset directly. The Fund’s participation in a potential increase in the price of the Underlying Leveraged ETF only applies if the Fund sells in-the-money put options contracts. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

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Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

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The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In all examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of ether (the “Underlying Asset”) for a single day, not for any other period.

The Underlying Leveraged ETF will not invest directly in ether. The Underlying Leveraged ETF will generally achieve their investment strategy by investing in ether futures or in swap contracts that provide exposure to ether futures. Ether futures held or referenced by the Underlying Leveraged ETF are standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the CFTC. To maintain its exposure to ether futures, the Underlying Leveraged ETF must roll over its position before expiration. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Underlying Leveraged ETF will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Underlying Leveraged ETF will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

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The Underlying Leveraged ETF may also invest in money market instruments and U.S. government to provide liquidity, serve as margin or collateralize the Underlying Leveraged ETF’s investments in ether futures contracts or in swap contracts.

The Underlying Leveraged ETF expects to gain exposure to ether by investing in ether futures contracts or swaps through a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. Because the Underlying Leveraged ETF intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), the Underlying Leveraged ETF intends to invest no more than 25% of its total assets in the subsidiary at each quarter end of the fund’s tax year.

Due to the high margin requirements that are unique to ether futures contracts and certain tests that must be met in order to qualify as a RIC, the Underlying Leveraged ETF may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to ether futures contracts.

The Underlying Leveraged ETF may not always achieve its intended investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ether and may return substantially less than that on days at or around quarter end when the Underlying Leveraged ETF must reduce its exposure to qualify for tax treatment as a RIC.

The Underlying Leveraged ETFs are subject to the information requirements of the federal securities laws, and in accordance therewith, file reports and other information with the SEC. The SEC maintains an internet website, www.sec.gov, that contains reports and other info regarding the Underlying Leveraged ETFs that are filed electronically with SEC.

The Fund intends to reference the following Underlying Leveraged ETF:

(1)	2x Ether ETF (CBOE BZX: ETHU). Investors can access information about ETHU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-263619 and 811-23785. This information, derived from ETHU’s filings with the SEC, is essential for investors to understand ETHU’s operations, investment strategy, and financial prospects. The description of BITX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	ProShares Ultra Ether ETF (NYSE ARCA: ETHT). Investors can access information about BITU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-89822 and 811-21114. This information, derived from ETHT’s filings with the SEC, is essential for investors to understand ETHT’s operations, investment strategy, and financial prospects. The description of BITU’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH THE UNDERLYING LEVERAGED ETF, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

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Additional Information on Ether

Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol.

The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk: The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the return of ether futures. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the ether futures during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk: The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the ether futures will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the ether futures, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of a ether futures decline of more than 50%.

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Derivatives Risk: Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk: If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Ether Investing Risk: The Underlying Leveraged ETF is indirectly exposed to the risks of investing in ether through its investments in ether futures contracts. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Underlying Leveraged ETF could decline significantly and without warning, including to zero.

The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Underlying Leveraged ETF.

Finally, the creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Underlying Leveraged ETF. A fork may be intentional, such as the ‘Merge.’ The ‘Merge’ refers to protocol changes altering the method by which transactions are validated.

Ether Futures Investing Risk: The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.

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Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Underlying Leveraged ETF’s ability to achieve its desired exposure to ether futures contracts. If the Underlying Leveraged ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Underlying Leveraged ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Underlying Leveraged ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Underlying Leveraged ETF to significant risks. These risks include counterparty risk and liquidity risk.

The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Underlying Leveraged ETF may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.

In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Underlying Leveraged ETF is invested in back-month ether future contracts, the performance of the Underlying Leveraged ETF should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Underlying Leveraged ETF to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.

Cost of Futures Investment Risk: When an ether futures contract is nearing expiration, the Underlying Leverage ETF will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a ether futures contract with a later expiration date. When rolling futures contracts that are in contango, the Underlying Leveraged ETF would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Underlying Leveraged ETF and may cause ether futures and the Underlying Leveraged ETF to underperform spot ether. Both contango and backwardation would reduce the Underlying Leveraged ETF’s correlation to spot ether and may limit or prevent the Underlying Leveraged ETF from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Underlying Leveraged ETF invests in back-month futures contracts.

Ether Futures Capacity Risk: If the Underlying Leveraged ETF’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Underlying Leveraged ETF’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Underlying Leveraged ETF may or may not be able to achieve its investment objective and may experience significant losses.

In such circumstances, the Underlying Leverage ETF’ advisor may take such action as it believes appropriate and in the best interest of the Underlying Leverage ETF. Any disruption in the Underlying Leveraged ETF’s ability to obtain leveraged exposure to ether futures contracts may cause the Underlying Leveraged ETF’s performance to deviate from its investment objective.

Additionally, the ability of the Underlying Leveraged ETF to obtain leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Underlying Leveraged ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter. As a result, the Underlying Leverage ETF may or may not be able to obtain leveraged exposure consistent with its investment objective and may or may not meet its investment objective on the last business day of each tax quarter (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). Exceeding this amount on such dates would have tax consequences.

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Commodity Regulatory Risk. The Underlying Leveraged ETF’s use of commodities futures subject to regulation by the CFTC has caused the Underlying Leveraged ETF to be classified as a “commodity pool” and this designation requires that the Underlying Leveraged ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Underlying Leveraged ETF’s investment decisions may need to be modified, and commodity contract positions held by the Underlying Leveraged ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Underlying Leveraged ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Underlying Leveraged ETF is impossible to predict, but could be substantial and adverse to the Underlying Leveraged ETF.

Digital Asset Industry Risk: The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Ethereum Network can nonetheless precipitate a significant decline in the price of ether. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of ether, which fell 31% from May 1, 2022, to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in ether and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of ether, which fell 18% in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Ethereum Network, could similarly negatively impact the price of ether, and thereby the ether futures contracts held by the Underlying Leveraged ETF.

Digital Asset Regulatory Risk: Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of ether futures contracts or the Underlying Leveraged ETF’s shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of ether, mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Ethereum Network, or the digital asset markets generally. Such occurrences could also impair the Underlying Leveraged ETF’s ability to meet its investment objective pursuant to its investment strategy.

Reverse Purchase Agreements Risk: Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Underlying Leveraged ETF is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Underlying Leveraged ETF may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Underlying Leveraged ETF invested the proceeds of the reverse repurchase agreement.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Leveraged ETF and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Underlying Leveraged ETF to operate as intended and could negatively affect the Underlying Leveraged ETF and its shareholders (such as the Fund). The Underlying Leveraged ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

Indirect Investments in the Underlying Leveraged ETF: The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

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Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 5% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

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If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk.

The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

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New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

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U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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